UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08966

Legg Mason Capital Management Growth Trust, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2010

Investment Commentary and

Annual Repor t

Legg Mason
Capital Management

Growth Trust, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Growth Trust, Inc.

Fund objective

The Fund seeks long-term growth of capital.

Investment commentary

Go big: The investment case for U.S. multinationals

Although Warren Buffet is known worldwide as the quintessential value investor, I have always maintained that he is also a brilliant growth investor.i Anyone who can grow the value of a portfolio at a twenty percent compounded average annual rate for forty-five years — twice the gain of the S&P 500 Indexii (the “Index”) — has to be considered among the greatest growth investors of all time.

What I find most intriguing about Buffett is not the raw performance numbers. Rather, it’s the beautiful simplicity of the strategy that drove his returns over the years: Buy companies with low expectations that have the potential to exceed expectations by a wide margin over the long term.

When I look at the market today, no asset class fits this prescription for long-term investment success better than U.S. multinationals.

Expectations for U.S. multinationals are low

The market’s current expectation for U.S. large-cap stocks reflects moribund growth. Tobias Levkovich, Chief U.S. Equity Strategist at Citi Investment Research, calculates that ninety-five percent of the names in the Index are discounting a zero long-term earnings per share growth rate.iii In other words, the market thinks almost all of the companies in the Index will have flat earnings growth for years to come.

I do not share this gloomy outlook, especially for U.S. multinationals.

U.S. multinationals are likely to exceed expectations by a wide margin over time

Big is better

More than one and a half million people across the globe move to cities each week.iv This population shift is occurring in all emerging economies, including Southeast Asia, Eastern Europe, the Middle East, North Africa and portions of Sub-Saharan Africa.

This tectonic shift is not merely geographic, it is economic as well. According to McKinsey & Company, more than seventy million people around the world cross into the middle class each year, mostly in developing markets.v By 2020, McKinsey expects that approximately forty percent of the world’s population will reach middle class status, up from less than twenty percent today.vi

In ten years, the developing world’s middle class will spend about $20 trillion annually, almost triple their current consumption rate of roughly $7 trillion and double the current U.S. consumption rate of $10 trillion.vii It doesn’t take a degree in mathematics to figure out that growth opportunities outside the U.S. will expand at a much higher rate than inside the U.S.

Large-cap companies are leading the race to capture these fast growing sources of revenue, an edge they are likely to maintain, or grow, given the advantages of operational scale that they enjoy.

For example, over the next five years, Procter & Gamble intends to add one billion new customers to the four billion customers it currently serves. The company’s 2009 annual revenues were $80 billion. It spends about three percent on research and development and ten percent on advertising. This means P&G can devote about $2.5 billion to new product development and $8 billion to brand awareness. It’s very hard for smaller companies to compete against that scale in rapidly-growing markets outside the U.S.

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management Growth Trust, Inc.	III

Good businesses becoming great businesses

Nevertheless, it is a mistake to believe that U.S. multinationals will have little or no competition in the land rush to capture new consumers. For example, the opportunities in developing markets are certainly not lost on the large-cap European multinationals. Unilever, Nestle and Heineken are hard at work establishing their presence in these new markets, and local companies, although smaller in size, are fighting hard to establish their own presence. The Chinese beverage maker Hangzhou Wahaha has built a $5.2 billion business while competing against Coca-Cola and Pepsi by targeting consumers in rural areas and keeping prices low.

Although fierce competition for market share can lead to ruinous outcomes in some circumstances, this usually occurs in economies with limited growth. Where economic opportunity is still expanding, competition actually increases incremental profits from innovation, which in turn encourages research and development.viii

Between 1995 and 2009, pre-tax margins on foreign business for companies in the Index grew significantly in absolute terms and as compared to pre-tax margins on domestic business.

During the same period, companies in the Index grew foreign sales as a percent of total sales from twenty-six percent (in 1995) to thirty-three percent (in 2009).ix Much of this growth in foreign income has been the result of global cyclical investments in technology, energy, industrials and materials. Because these sectors are most exposed to the global economy and typically have higher pre-tax margins, we are witnessing the beginning of a significant change in the balance between the Index’s foreign and domestic pre-tax margins.

When you consider that almost half of global capital spending occurs in emerging markets, you can begin to appreciate that the higher margin sales of the global cyclicals will in my opinion, continue to drive profit margins higher in the Index for many years to come.x

The outlook seems even better when you consider that the return on equity from foreign operations of U.S. multinationals is about sixteen percent, well above the cost of capital.xi Investments made in growing markets that earn above their cost of capital can turbo-charge growth in business values.

The potential to succeed in a slow growth or deflationary environment

Mohammed El-Erian and his colleagues at PIMCO argue that we are entering into what they call a

“New Normal” age, where real growth in the U.S. economy will languish between zero and two percent for several years.xii The New Normal thesis rests on three assumptions. First, the consumer must “de-leverage” — spending less and paying down debt. Second, the government will take on a bigger role and “re-regulate” the economy. Together, those two actions will slow growth in the U.S., producing the third effect: the world economy will “de-globalize.” According to the theory, the slow growth will cause the U.S. to turn inwards in order to help protect its economic interests. Global free trade will suffer as a result.

Although I agree with the first two assumptions, I cannot find any evidence of “de-globalization.” In fact, I see just the opposite.

Over the last fifteen years, we have seen the correlation between Index revenues and world gross domestic product (“GDP”)xiii strengthen, along with a corresponding weakening of the correlation between Index revenues and U.S. GDP. In determining the health of stocks in the Index, it has, therefore, become increasingly important to gauge the strength of the global economy in an environment where global free trade is flourishing.

According to The Economist, since May of this year the emerging economies of the G-20xiv are importing and exporting around ten percent more than their pre-crisis peaks.xv The developed economies within the G-20 have also seen trade improve, although not to the level reached prior to the financial crisis. A raft of protectionist actions has not had a meaningful impact on global trade. According to the World Bank, “The rise in tariffs and anti-dumping duties explains less than one-fiftieth of the collapse in world trade during the recession. For the most part, the fall in trade reflected a drop in demand.”xvi

Anatole Kaletsky, editor-at-large of The Times of London and founding partner and chief economist at GaveKal Capital, recently published the critically acclaimed book, Capitalism 4.0. He suggests that we are entering the fourth phase of capitalism, in which governments will take more responsibility for managing the economy (part of the New Normal thesis). But government involvement in the economy is not entirely bad as long as the powerful trends of globalization and the economic rise of Asia remain intact. According to Kaletsky, we have learned the harmful lessons of the Smoot-Hawley Act in the 1930s and the retaliatory actions (protectionism) of other countries that deepened the Great Depression. He believes global capitalism is now transformed and that “the nature of this transformation may be diametrically opposite of the one predicted by . . . El-Erian.”xvii

The Investment Commentary is not a part of the Annual Report.

IV	Legg Mason Capital Management Growth Trust, Inc.

Investment commentary (cont’d)

For these reasons, I believe that U.S. multinationals are well positioned even if the slow growth rate of the New Normal comes to pass.

Low expectations + likelihood of exceeding expectations by a wide margin over time = BUY

The current hesitation to invest in U.S. multinationals appears to reflect worries about domestic economic growth. This hand-wringing may prove costly because it underestimates and undervalues the continued growth in developing markets that I believe is a near certainty.

Want an example? Today, Procter & Gamble has forty-three percent market share in diapers in China. The number two competitor, a Chinese company called Hengan, has a fourteen percent market share. Hengan currently trades at 34x earnings, while Procter & Gamble trades at just 16x earnings. Were Procter & Gamble’s diaper franchise capitalized at Hengan’s price, it would be worth $6 billion, or $2.00 per share. That is 3.5 percent of P&G’s current share price — just for diapers in China.xviii That doesn’t include P&G’s thirty-four percent market share in Chinese hair care sales or ten percent market share in Chinese laundry detergent sales.

Still skeptical? PepsiCo trades at less than 16x earnings with a dividend yield of nearly three percent. The market implied expectation for PepsiCo’s long-term free cash flowxix growth is 0.5 percent at a 4.5 percent equity risk premium. Yet, the consensus expectation for PepsiCo’s long-term earnings growth rate is 10.6 percent, which I believe is lower than what the company will eventually achieve. Today, thirty-seven percent of PepsiCo’s snack volume and forty-three percent of its beverage volume are generated in developing markets. According to PepsiCo, the company generates $100 of sales for every man, woman and child in the U.S. and $3.50 of sales for every man, woman and child outside the U.S. What do you think is the course of least resistance for PepsiCo’s international snack food and beverage business?

Go big. I have. Now, all that is left to do is watch the stock prices of U.S. multinationals catch up to the economic accomplishments of these great companies.

Robert Hagstrom, CFA

November 19, 2010

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

The mention of any individual securities should neither constitute nor be construed as a recommendation to purchase or sell securities, and the information provided regarding such individual securities is not a sufficient basis upon which to make any investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies should consult their financial professional.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Hagstrom, Robert. The Warren Buffett Way, 2nd Edition. New York: John Wiley & Sons, 2005.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	Levkovich, Tobias. “Percent of Market Value Attributable to PV of Flat Earnings.” Citi Investment Research. September 20, 2010.

iv	”Growth and competitiveness in the United States: The role of its multinational companies.” McKinsey Global Institute. June 2010.

[v]	Ibid.

vi	Ibid.

vii	Ibid.

viii	Aghion, Philippe and Bloom, Nick and Blundell and Griffith, Rachel and Howitt, “Competition and Innovation: An Inverted-U Relationship”, The Quarterly Journal of Economics, May 2005.

ix	“America gives up on stocks: Why you shouldn’t.” Monthly US Strategy Update. Bank of America Merrill Lynch, August 19, 2010.

[x]	Ibid.

xi	“The Fed and the Health of the U.S. Economy.” GaveKal Daily. September 22, 2010.

xii	El-Erian, Mohamed. When Markets Collide: Investment Strategies for the Age of Global Economic Change. New York: McGraw Hill, 2008.

xiii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

xiv

The Group of Twenty (“G-20”) Finance Ministers and Central Bank Governors was established in 1999 to bring together systemically important industrialized and developing economies to discuss key issues in the global economy.

xv	“Defying gravity and history.” The Economist. August 7, 2010. p.71.

xvi	Ibid.

xvii	Kaletsky, Anatole. Capitalism 4.0: The Birth of a New Economy in the Aftermath of Crisis. New York: Public Affairs, 2010.

xviii	I am grateful to Dale Wettlaufer, Security Analyst, Legg Mason Capital Management, for his research insights on Pepsico, Procter & Gamble and overall for his work on U.S. multinational companies.

xix	Free cash flow is the amount of cash a company has left over after it has paid all of its expenses, including investments.

The Investment Commentary is not a part of the Annual Report.

October 31, 2010

Annual Report

Legg Mason

Capital Management

Growth Trust, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report	1

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Capital Management Growth Trust, Inc. for the twelve-month reporting period ended October 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting Chairman	David R. Odenath President

November 26, 2010

2	Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. The Fund invests primarily in common stocks that, in our opinion, appear to offer above average growth potential and trade at a significant discount to our assessment of their intrinsic value. Any income realized will be incidental to the Fund’s objective. The Fund’s policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock. Under normal circumstances, we expect to invest in a limited number of companies. We currently anticipate that the Fund will not invest more than 25% of its total assets in foreign securities.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equity markets seesawed over the past year as investors tried to make sense of mixed economic reports, government debt worries, lingering mortgage concerns and policy changes. Investor attitudes were tepid toward stocks as evidenced by massive outflows. Despite lukewarm investor sentiment, stocks have risen over the past twelve months. The second quarter proved rocky, coinciding with surprisingly negative unemployment data, an increasingly complex sovereign debt situation in Europe, a massive oil spill in the Gulf of Mexico and a surprising regulatory assault on Goldman Sachs. May’s “flash crash” further compounded investors’ unease and hesitancy to buy stocks. The equity market bottomed in early July and rallied again on better-than-expected corporate profits. Fear about mortgage putbacks hurting banks’ profitability and their willingness to lend money helped pull the market lower in August, with Financials stocks faring the worst of any sector that month. Stocks then rallied hard over the last two months of the reporting period on strong macro data and on expectations that the Federal Reserve Board (“Fed”)i would remain accommodative. September began with robust manufacturing and labor data, sending the market higher by over 5% during the first three trading days of the month. The equity market continued its advance through October as investors came to interpret the Fed’s accommodative stance as a put option on the equity market, since the Fed said that inflation was short of their target while unemployment was too high.

Q. How did we respond to these changing market conditions?

A. We responded to market conditions as we normally do — trying to find the biggest disconnect between market expectations and our expected values. Over the past year, interestingly, we found significant value in an area that historically has not been a common place for us to invest: large, stable, high-quality companies. At the peak of the financial crisis, there was a massive spread between the valuation of very cheap companies and the valuation of more expensive companies. In other words, people were willing to pay up for more stability and higher predictability of cash flows and returns on capital. More recently, on the other hand, these large quality companies were priced very attractively relative to their less staid peers, and consequently we have focused the portfolio in this area. Said another way, we believed we were able to upgrade the quality of our holdings without having to pay a commensurate premium. Encouragingly, we are starting to see signs that these large, high-quality companies, many of which have large cash balances in addition to stable cash flows, are returning cash to shareholders via share repurchase programs and dividends. This type of behavior is one marker we look for in companies, and we think the market will respond to it favorably.

Performance review

For the twelve months ended October 31, 2010, Class C shares of Legg Mason Capital Management Growth Trust, Inc., excluding sales charges, returned 15.76%. The Fund’s unmanaged benchmark, the S&P 500 Indexii, returned 16.52% over the same time frame. The Lipper Large-Cap Growth Funds Category Average1 returned 17.70% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 846 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report	3

Performance Snapshot as of October 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Capital Management Growth Trust, Inc.:
Class A	3.45%	16.74%
Class C	3.01%	15.76%
Class R	3.34%	16.44%
Class FI	3.41%	16.69%
Class I	3.59%	17.07%
S&P 500 Index	0.74%	16.52%
Lipper Large-Cap Growth Funds Category Average[1]	2.67%	17.70%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 26, 2010, the gross total operating expense ratios for Class A, Class C, Class R, Class FI and Class I shares were 1.20%, 1.92%, 1.71%, 1.18% and 0.85%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.40% for Class R shares, 1.15% for Class FI shares and 0.90% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. Large Information Technology (“IT”) names were among the largest contributors to performance for the period. Apple Inc.’s dominance continued with the iPad launch, which was sold at a clip faster than even the original iPhone. EMC Corp. gained ground as it became clear the company was seeing a solid cyclical recovery. Additionally, the company’s large holding of VMware, which doubled over the past year, provided a tailwind. In the Consumer Discretionary space, Amazon.com Inc. defied broader retail headwinds over the past year thanks to its laser-like focus on pricing and its decision to emphasize low- or no-cost shipping with its Amazon SuperSaver and Prime offerings, staking a clear position as an everyday low-price leader. In the Health Care sector, Genzyme Corp.’s gains came in July after French drugmaker Sanofi-Aventis revealed an unsolicited takeout offer for the beleaguered biotech at a significant premium to its market value at the time. Industrials holding Goodrich Corp. rose as the market began to look ahead to the inevitable, discounting the huge aftermarket growth opportunity for the company over the next several years.

At the sector level, the Fund generated the most excess returns in the Financials and Health Care sectors. In the latter, our holdings’ returns nearly doubled the return of the sector within the S&P 500 Index.

Q. What were the leading detractors from performance?

A. Handset manufacturer Nokia OYJ (ADR) was a leading detractor during the past twelve months, the result of several disappointing quarters and a gloomy outlook for its smartphone segment. The company failed to make up ground in the smartphone market as rivals Apple and Research in Motion charged ahead with high-end devices. Offshore oil and gas driller Transocean Ltd. saw its shares cut in half after a BP well it was drilling in the Gulf of Mexico blew out and pumped oil into the water, prompting a shutdown of drilling in the Gulf and harsh scrutiny of the industry. Transocean shares have since recovered part of their massive decline. CVS Caremark Corp. had a rough year

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 865 funds for the six-month period and among the 846 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report

Fund overview (cont’d)

due to difficulties in its pharmacy benefit management division. Gas-focused E&P Chesapeake Energy stumbled in a tough macro environment, as gas prices declined from a high of $6 at the beginning of 2010 to a low of below $3.50 in late October.

At the sector level, underperformance in Consumer Staples and Materials hurt relative returns, as did relatively poor performance in Industrials.

Q. Where there any significant changes to the Fund during the reporting period?

A. During the year, we continued to find exceptional value in large, high-quality companies, so the portfolio continued to have a bend toward stocks with those characteristics. We added fourteen new names and eliminated eighteen positions during the period, reducing the number of holdings to twenty-nine as of October 31, 2010, from thirty-three a year ago. The top ten positions in the portfolio at the end of this reporting period represent approximately 50% of the portfolio versus approximately 43% as of October 31, 2009.

We initiated positions in Health Care companies Abbott Laboratories and Johnson & Johnson. In the IT space, we bought Red Hat Inc., Nuance Communications Inc. and Texas Instruments Inc. We beefed up our Industrials and Materials exposures with 3M Co. and Nalco Holding Co. and our Consumer Staples holdings with Diageo PLC (ADR), Procter & Gamble Co. and Kellogg Co. Lastly, we initiated new positions in biotech company Genzyme, natural gas producer Chesapeake Energy, insurer Prudential Financial Inc. and fast-food chain operator McDonald’s Corp., but also exited these positions during the period.

Meaningful sales during the period included IT companies Nokia, Yahoo! Inc., Google Inc. (Class A Shares) and Paychex Inc., Financials firm AFLAC Inc., Consumer Staples company CVS Caremark, as well as Health Care names Aetna Inc., Allergan Inc. and Stryker Corp.

Thank you for your investment in Legg Mason Capital Management Growth Trust, Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Legg Mason Capital Management, Inc.

November 15, 2010

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s principal investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2010 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Texas Instruments Inc. (5.3%), Cisco Systems Inc. (5.2%), American Express Co. (5.1%), Microsoft Corp. (5.0%), EMC Corp. (5.0%), QUALCOMM Inc. (4.9%), United Technologies Corp. (4.8%), Medtronic Inc. (4.8%), Abbott Laboratories (4.8%) and 3M Co. (4.6%). Please refer to pages 10 through 11 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2010 were: Information Technology (36.3%), Industrials (15.1%), Consumer Staples (13.3%), Health Care (12.9%) and Financials (7.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2010 and October 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2010 and held for the six months ended October 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.45%	$1,000.00	$1,034.50	1.15%	$5.90	Class A	5.00%	$1,000.00	$1,019.41	1.15%	$5.85
Class C	3.01	1,000.00	1,030.10	1.90	9.72	Class C	5.00	1,000.00	1,015.63	1.90	9.65
Class R	3.34	1,000.00	1,033.40	1.40	7.18	Class R	5.00	1,000.00	1,018.15	1.40	7.12
Class FI	3.41	1,000.00	1,034.10	1.15	5.90	Class FI	5.00	1,000.00	1,019.41	1.15	5.85
Class I	3.59	1,000.00	1,035.90	0.85	4.36	Class I	5.00	1,000.00	1,020.92	0.85	4.33

[1]	For the six months ended October 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class FI	Class I
Twelve Months Ended 10/31/10	16.74%	15.76%	16.44%	16.69%	17.07%
Five Years Ended 10/31/10	N/A	-5.91	N/A	-5.20	-4.90
Ten Years Ended 10/31/10	N/A	-0.84	N/A	N/A	N/A
Inception* through 10/31/10	31.88	5.58	-9.02	-3.03	-2.97

With sales charges[2]	Class A	Class C	Class R	Class FI	Class I
Twelve Months Ended 10/31/10	10.00%	14.76%	16.44%	16.69%	17.07%
Five Years Ended 10/31/10	N/A	-5.91	N/A	-5.20	-4.90
Ten Years Ended 10/31/10	N/A	-0.84	N/A	N/A	N/A
Inception* through 10/31/10	27.45	5.58	-9.02	-3.03	-2.97

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 10/31/10)	61.85%
Class C (10/31/00 through 10/31/10)	-8.12
Class R (Inception date of 12/28/06 through 10/31/10)	-30.45
Class FI (Inception date of 1/29/04 through 10/31/10)	-18.77
Class I (Inception date of 3/4/04 through 10/31/10)	-18.18

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Capital Management Growth Trust, Inc. vs. S&P 500 Index† — February 3, 2009 - October 2010

Value of $10,000 invested in

Class C Shares of Legg Mason Capital Management Growth Trust, Inc. vs. S&P 500 Index† — October 2000 - October 2010

8	Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report

Fund performance (unaudited) (cont’d)

Value of $1,000,000 invested in

Class R Shares of Legg Mason Capital Management Growth Trust, Inc. vs. S&P 500 Index† — December 28, 2006 - October 2010

Value of $1,000,000 invested in

Class FI Shares of Legg Mason Capital Management Growth Trust, Inc. vs. S&P 500 Index† — January 29, 2004 - October 2010

Value of $1,000,000 invested in

Class I Shares of Legg Mason Capital Management Growth Trust, Inc. vs. S&P 500 Index† — March 4, 2004 - October 2010

Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report	9

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, FI and I shares are February 3, 2009, April 17, 1995, December 28, 2006, January 29, 2004 and March 4, 2004, respectively.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class R, FI and I shares of Legg Mason Capital Management Growth Trust, Inc. on February 3, 2009 (commencement of operations), October 31, 2000, December 28, 2006 (commencement of operations), January 29, 2004 (commencement of operations) and March 4, 2004 (commencement of operations), respectively, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2010. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report

Schedule of investments

October 31, 2010

Legg Mason Capital Management Growth Trust, Inc.

Security	Shares	Value
Common Stocks — 99.9%
Consumer Discretionary — 4.8%
Internet & Catalog Retail — 2.9%
Amazon.com Inc.	46,000	$7,596,440	*
Textiles, Apparel & Luxury Goods — 1.9%
NIKE Inc., Class B Shares	60,000	4,886,400
Total Consumer Discretionary		12,482,840
Consumer Staples — 13.3%
Beverages — 6.8%
Diageo PLC, ADR	121,000	8,954,000
PepsiCo Inc.	137,000	8,946,100
Total Beverages		17,900,100
Food Products — 3.3%
Kellogg Co.	171,000	8,594,460
Household Products — 3.2%
Procter & Gamble Co.	131,000	8,327,670
Total Consumer Staples		34,822,230
Energy — 3.7%
Energy Equipment & Services — 3.7%
Halliburton Co.	169,000	5,384,340
Transocean Ltd.	70,000	4,435,200	*
Total Energy		9,819,540
Financials — 7.8%
Commercial Banks — 2.7%
Wells Fargo & Co.	269,000	7,015,520
Consumer Finance — 5.1%
American Express Co.	325,000	13,474,500
Total Financials		20,490,020
Health Care — 12.9%
Health Care Equipment & Supplies — 4.8%
Medtronic Inc.	358,000	12,605,180
Pharmaceuticals — 8.1%
Abbott Laboratories	243,000	12,470,760
Johnson & Johnson	138,000	8,786,460
Total Pharmaceuticals		21,257,220
Total Health Care		33,862,400
Industrials — 15.1%
Aerospace & Defense — 4.2%
Goodrich Corp.	135,000	11,079,450
Construction & Engineering — 1.4%
Quanta Services Inc.	180,000	3,538,800	*
Industrial Conglomerates — 9.5%
3M Co.	144,500	12,169,790
United Technologies Corp.	169,000	12,636,130
Total Industrial Conglomerates		24,805,920
Total Industrials		39,424,170

See Notes to Financial Statements.

Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report	11

Legg Mason Capital Management Growth Trust, Inc.

Security	Shares	Value
Information Technology — 36.3%
Communications Equipment — 10.1%
Cisco Systems Inc.	591,000	$13,492,530	*
QUALCOMM Inc.	287,000	12,952,310
Total Communications Equipment		26,444,840
Computers & Peripherals — 8.0%
Apple Inc.	26,000	7,822,620	*
EMC Corp.	617,000	12,963,170	*
Total Computers & Peripherals		20,785,790
Internet Software & Services — 1.9%
Rackspace Hosting Inc.	200,000	4,992,000	*
Semiconductors & Semiconductor Equipment — 5.3%
Texas Instruments Inc.	471,000	13,927,470
Software — 11.0%
Autodesk Inc.	150,000	5,427,000	*
Microsoft Corp.	496,000	13,213,440
Nuance Communications Inc.	340,000	5,341,400	*
Red Hat Inc.	115,000	4,859,900	*
Total Software		28,841,740
Total Information Technology		94,991,840
Materials — 6.0%
Chemicals — 6.0%
Monsanto Co.	165,000	9,804,300
Nalco Holding Co.	210,000	5,917,800
Total Materials		15,722,100
Total Investments — 99.9% (Cost — $213,611,965#)		261,615,140
Other Assets in Excess of Liabilities — 0.1%		136,605
Total Net Assets — 100.0%		$261,751,745

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $215,575,278.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

12	Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report

Statement of assets and liabilities

October 31, 2010

Assets:
Investments, at value (Cost — $213,611,965)	$261,615,140
Receivable for securities sold	955,352
Dividends receivable	293,251
Receivable for Fund shares sold	104,969
Total Assets	262,968,712

Liabilities:
Payable for Fund shares repurchased	649,383
Distribution fees payable	165,654
Investment management fee payable	144,103
Due to custodian	103,010
Accrued expenses	154,817
Total Liabilities	1,216,967
Total Net Assets	$261,751,745

Net Assets:
Par value (Note 6)	$13,180
Paid-in capital in excess of par value	638,467,083
Accumulated net investment loss	(130,591)
Accumulated net realized loss on investments	(424,601,102)
Net unrealized appreciation on investments	48,003,175
Total Net Assets	$261,751,745

Shares Outstanding:
Class A	637,653
Class C	9,372,610
Class R	52,497
Class FI	1,746,242
Class I	1,371,418

Net Asset Value:
Class A (and redemption price)	$19.81
Class C*	$19.54
Class R (and redemption price)	$20.40
Class FI (and redemption price)	$20.62
Class I (and redemption price)	$21.05
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$21.02

*	Redemption price per share is NAV of Class C shares reduced by 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report	13

Statement of operations

For the Year Ended October 31, 2010

Investment Income:
Dividends	$3,968,197
Interest	792
Less: Foreign taxes withheld	(30,650)
Total Investment Income	3,938,339

Expenses:
Distribution fees (Notes 2 and 5)	2,079,488
Investment management fee (Note 2)	1,955,823
Transfer agent fees (Note 5)	333,659
Directors’ fees	92,215
Registration fees	80,248
Custody fees	44,880
Legal fees	27,548
Audit and tax	24,986
Shareholder reports	10,497
Miscellaneous expenses	21,249
Total Expenses	4,670,593
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(95,606)
Compensating balance arrangements (Note 1)	(604)
Net Expenses	4,574,383
Net Investment Loss	(636,044)

Realized and Unrealized Gain on Investments (Notes 1, and 3):
Net Realized Gain From Investment transactions	41,877,108
Change in Net Unrealized Appreciation (Depreciation) From Investments	1,379,930
Net Gain on Investments	43,257,038
Increase in Net Assets From Operations	$42,620,994

See Notes to Financial Statements.

14	Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report

Statements of changes in net assets

For the Year Ended October 31, 2010, the Period Ended October 31, 2009 and the Year Ended December 31, 2008	2010	2009†	2008

Operations:
Net investment loss	$(636,044)	$(253,449)	$(2,413,680)
Net realized gain (loss)	41,877,108	(24,259,608)	(392,203,655)
Change in net unrealized appreciation (depreciation)	1,379,930	119,966,292	(303,824,839)
Increase (Decrease) in Net Assets From Operations	42,620,994	95,453,235	(698,442,174)

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	23,238,937	39,933,770	235,424,153
Cost of shares repurchased	(101,555,697)	(190,821,595)	(438,279,933)
Decrease in Net Assets From Fund Share Transactions	(78,316,760)	(150,887,825)	(202,855,780)
Decrease in Net Assets	(35,695,766)	(55,434,590)	(901,297,954)

Net Assets:
Beginning of year	297,447,511	352,882,101	1,254,180,055
End of year*	$261,751,745	$297,447,511	$352,882,101
*Includes accumulated net investment loss of:	$(130,591)	$(116,982)	$(120,335)

†	For the period January 1, 2009 through October 31, 2009.

See Notes to Financial Statements.

Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report	15

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2010	2009[2]

Net asset value, beginning of year	$ 16.97	$ 12.24

Income from operations:
Net investment income	0.05	0.03
Net realized and unrealized gain	2.79	4.70
Total income from operations	2.84	4.73

Net asset value, end of year	$19.81	$16.97
Total return[3]	16.74%	38.64%

Net assets, end of year (000s)	$12,630	$11,910

Ratios to average net assets:
Gross expenses	1.20%	1.16%[4]
Net expenses[5,6,7]	1.15	1.13 [4]
Net investment income	0.27	0.30 [4]

Portfolio turnover rate	71%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 3, 2009 (commencement of operations) to October 31, 2009.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

16	Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2010[2]	2009[2,3]	2008[2,4]	2007[2,4]	2006[2,4]	2005[4]

Net asset value, beginning of year	$16.88	$12.85	$32.48	$30.78	$30.59	$30.15

Income (loss) from operations:
Net investment loss	(0.09)	(0.05)	(0.16)	(0.30)	(0.25)	(0.27)
Net realized and unrealized gain (loss)	2.75	4.08	(19.47)	4.59	0.44	0.97
Total income (loss) from operations	2.66	4.03	(19.63)	4.29	0.19	0.70

Less distributions from:
Net realized gains	—	—	—	(2.59)	—	(0.26)
Total distributions	—	—	—	(2.59)	—	(0.26)

Net asset value, end of year	$19.54	$16.88	$12.85	$32.48	$30.78	$30.59
Total return[5]	15.76%	31.36%	(60.44)%	14.00%	0.62%	2.33%

Net assets, end of year (000s)	$183,178	$204,588	$204,523	$685,972	$576,549	$458,567

Ratios to average net assets:
Gross expenses	1.93%	1.88%[6]	1.84%	1.84%	1.86%	1.87%
Net expenses[7,8,9]	1.90	1.88 [6]	1.84	1.84	1.86	1.87
Net investment loss	(0.49)	(0.47) [6]	(0.67)	(0.90)	(0.87)	(1.08)

Portfolio turnover rate	71%	36%	104%	62%	31%	20%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures, exclusive of CDSCs, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation agreement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report	17

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2010	2009[2]		2008[3]	2007[3]	2006[4]

Net asset value, beginning of year	$17.52	$13.29		$33.43	$31.49	$31.62

Income (loss) from operations:
Net investment income (loss)	0.01	0.00	[5]	(0.03)	(0.15)	0.00	[5]
Net realized and unrealized gain (loss)	2.87	4.23		(20.11)	4.68	(0.13)
Total income (loss) from operations	2.88	4.23		(20.14)	4.53	(0.13)

Less distributions from:
Net realized gains	—	—		—	(2.59)	—
Total distributions	—	—		—	(2.59)	—

Net asset value, end of year	$20.40	$17.52		$13.29	$33.43	$31.49
Total return[6]	16.44%	31.83%		(60.25)%	14.45%	(0.41)%

Net assets, end of year (000s)	$1,071	$963		$893	$512	$10

Ratios to average net assets:
Gross expenses	1.73%	1.64%[7]		1.70%	6.56%	1.28%[7]
Net expenses[8,9,10]	1.40	1.39	[7]	1.40	1.40	1.28	[7]
Net investment income (loss)	0.03	0.02	[7]	(0.12)	(0.45)	(1.14)	[7]

Portfolio turnover rate	71%	36%		104%	62%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	For the period ended December 28, 2006 (commencement of operations) to December 31, 2006.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2010[2]	2009[2,3]	2008[2,4]	2007[2,4]	2006[2,4]	2005[4]

Net asset value, beginning of year	$ 17.67	$ 13.37	$ 33.54	$ 31.48	$ 31.06	$ 30.38

Income (loss) from operations:
Net investment income (loss)	0.05	0.04	0.01	(0.05)	(0.04)	(0.07)
Net realized and unrealized gain (loss)	2.90	4.26	(20.18)	4.70	0.46	1.01
Total income (loss) from operations	2.95	4.30	(20.17)	4.65	0.42	0.94

Less distributions from:
Net realized gains	—	—	—	(2.59)	—	(0.26)
Total distributions	—	—	—	(2.59)	—	(0.26)

Net asset value, end of year	$20.62	$17.67	$13.37	$33.54	$31.48	$31.06
Total return[5]	16.69%	32.16%	(60.14)%	14.84%	1.35%	3.10%

Net assets, end of year (000s)	$36,010	$41,567	$106,362	$339,532	$240,778	$155,266

Ratios to average net assets:
Gross expenses	1.24%	1.08%[6]	1.12%	1.09%	1.13%	1.16%
Net expenses[7,8,9]	1.14	1.08 [6]	1.12	1.09	1.13	1.15
Net investment income (loss)	0.27	0.34 [6]	0.05	(0.15)	(0.14)	(0.39)

Portfolio turnover rate	71%	36%	104%	62%	31%	20%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report	19

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2010[2]	2009[2,3]	2008[2,4]	2007[2,4]	2006[2,4]	2005[4]

Net asset value, beginning of year	$ 17.98	$ 13.57	$ 33.94	$ 31.73	$ 31.20	$ 30.42

Income (loss) from operations:
Net investment income	0.10	0.07	0.09	0.06	0.06	—
Net realized and unrealized gain (loss)	2.97	4.34	(20.46)	4.74	0.47	1.04
Total income (loss) from operations	3.07	4.41	(20.37)	4.80	0.53	1.04

Less distributions from:
Net realized gains	—	—	—	(2.59)	—	(0.26)
Total distributions	—	—	—	(2.59)	—	(0.26)

Net asset value, end of year	$21.05	$17.98	$13.57	$33.94	$31.73	$31.20
Total return[5]	17.07%	32.50%	(60.02)%	15.20%	1.70%	3.42%

Net assets, end of year (000s)	$28,863	$38,420	$41,104	$228,164	$183,007	$117,343

Ratios to average net assets:
Gross expenses	0.85%	0.80%[6]	0.79%	0.77%	0.80%	0.83%
Net expenses[7,8]	0.85	0.80 [6]	0.79	0.77	0.80	0.83
Net investment income (loss)	0.53	0.61 [6]	0.36	0.17	0.19	(0.02)

Portfolio turnover rate	71%	36%	104%	62%	31%	20%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

20	Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Capital Management Growth Trust, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, non-diversified investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid price provided by an independent pricing service, that is based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$261,615,140	—	—	$261,615,140

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal

Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report	21

amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(g) Commission recapture. The Fund has entered into a directed brokerage agreement with State Street Bank & Trust Company, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included in the realized gain/(loss) on investment transactions. During the year ended October 31, 2010, the Fund did not receive any commission rebates.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Paid-in Capital
(a)	$622,435	$(622,435)

(a)	Reclassifications are primarily due to a tax net operating loss.

22	Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report

Notes to financial statements (cont’d)

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. The annual advisory fee rates for the Fund are provided in the chart below:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, LMCM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMCM and LMPFA are wholly-owned subsidiaries and corporate affiliates of Legg Mason, Inc. (“Legg Mason”).

As a result of an expense limitation arrangement between the Fund and LMCM, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R, Class FI and Class I shares did not exceed 1.15%, 1.90%, 1.40%, 1.15% and 0.90%, respectively. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

During the year ended October 31, 2010, fees waived and/or expenses reimbursed amounted to $95,606.

The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these agreements, at October 31, 2010, the Fund had remaining fee waivers and expense reimbursements subject to recapture by LMCM as follows:

	Class A	Class C	Class R	Class FI	Class I
Expires October 31, 2013	$5,939	$48,204	$2,223	$35,062	—
Total fee waivers/expense reimbursements subject to recapture	$5,939	$48,204	$2,223	$35,062	—

For the year ended October 31, 2010, LMCM did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”) which applies if shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report	23

For the year ended October 31, 2010, LMIS and its affiliates received sales charges of approximately $100 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class C
CDSCs	$0	*	$10,000

*	Amount represents less than $100.

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds managed by affiliates of Legg Mason in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Directors of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended October 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$194,677,110
Sales	271,148,251

At October 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$51,754,259
Gross unrealized depreciation	(5,714,397)
Net unrealized appreciation	$46,039,862

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, Class C, Class R and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 0.25% and 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly. The Rule 12b-1 plans for Class R and Class FI of the Fund provide for the payment of distribution and service fees to LMIS at an annual rate of up to 0.75% and 0.40% of each class’s average daily net assets, respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Fund has currently approved payments under the plan of 0.50% and 0.25% of the average daily net assets of Class R and Class FI, respectively.

For the year ended October 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$30,778	$18,015
Class C	1,948,540	230,537
Class R	4,814	4,027
Class FI	95,356	67,927
Class I	—	13,153
Total	$2,079,488	$333,659

24	Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report

Notes to financial statements (cont’d)

For the year ended October 31, 2010, fee waivers and/or expense reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$6,680
Class C	50,728
Class FI	35,062
Class R	3,136
Class I	—
Total	$95,606

6. Shares of beneficial interest

At October 31, 2010, there were 100,000,000 shares authorized at $0.001 par value for each of the Class A, Class C, Class FI and Class I and 500,000,000 shares authorized at $0.001 par value for Class R of the Fund.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2010		Period Ended October 31, 2009†				Year Ended December 31, 2008
	Shares	Amount	Shares		Amount		Shares	Amount

Class A
Shares sold	51,820	$956,810	868,865	*	$10,807,813	*	—	—
Shares repurchased	(115,805)	(2,146,713)	(167,227)	*	(2,266,256)	*	—	—
Net increase (decrease)	(63,985)	$(1,189,903)	701,638	*	$8,541,557	*	—	—

Class C1
Shares sold	468,042	$8,556,194	780,695		$10,626,881		4,587,677	$115,988,474
Shares repurchased	(3,218,980)	(58,514,371)	(4,567,585)		(61,564,101)		(9,798,413)	(223,160,048)
Net decrease	(2,750,938)	$(49,958,177)	(3,768,890)		$(50,937,220)		(5,210,736)	$(107,171,574)

Class R
Shares sold	8,415	$155,389	8,476		$121,757		78,947	$2,261,261
Shares repurchased	(10,863)	(209,414)	(20,727)		(308,962)		(27,055)	(645,305)
Net increase (decrease)	(2,448)	$(54,025)	(12,251)		$(187,205)		51,892	$1,615,956

Class FI2
Shares sold	363,806	$6,918,545	885,099		$12,666,561		2,019,478	$50,104,302
Shares repurchased	(969,828)	(18,525,779)	(6,487,225)		(109,217,191)		(4,187,791)	(100,815,141)
Net decrease	(606,022)	$(11,607,234)	(5,602,126)		$(96,550,630)		(2,168,313)	$(50,710,839)

Class I2
Shares sold	340,071	$6,651,999	378,351		$5,710,758		2,318,441	$67,070,116
Shares repurchased	(1,105,460)	(22,159,420)	(1,269,513)		(17,465,085)		(6,012,372)	(113,659,439)
Net decrease	(765,389)	$(15,507,421)	(891,162)		$(11,754,327)		(3,693,931)	$(46,589,323)

†	For the period January 1, 2009 through October 31, 2009.

*	For the period February 3, 2009 (commencement of operations) to October 31, 2009.

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	On October 5, 2009, Financial Intermediary Class and Institutional Class shares were renamed Class FI and Class I shares, respectively.

Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report	25

7. Income tax information and distributions to shareholders

The Fund did not make any distributions during the fiscal year ended October 2010, fiscal period ended October 2009 and fiscal year ended December 2008.

As of October 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(422,637,789)
Other book/tax temporary differences(a)	(130,591)
Unrealized appreciation (depreciation)(b)	46,039,862
Total accumulated earnings (losses) — net	$(376,728,518)

*	During the taxable year ended October 31, 2010, the Fund utilized $41,852,551 of its capital loss carryover available from prior years. As of October 31, 2010, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2016	$(251,933,299)
10/31/2017	(170,704,490)
$(422,637,789)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 3, 2011. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended October 31, 2010.

26	Legg Mason Capital Management Growth Trust, Inc. 2010 Annual Report

Report of independent registered public

accounting firm

To the Board of Directors and Shareholders of

Legg Mason Capital Management Growth Trust, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Capital Management Growth Trust, Inc. (the “Fund”) at October 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 15, 2010

Legg Mason Capital Management Growth Trust, Inc.	27

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason Capital Management Growth Trust, Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Directors and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors[1]

Ruby P. Hearn

Year of birth	1940
Position with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None

Arnold L. Lehman

Year of birth	1944
Position with Fund	Lead Independent Director
Term of office and length of time served[2]	Since 1998
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None

Robin J.W. Masters

Year of birth	1955
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

Jill E. McGovern

Year of birth	1944
Position with Fund	Director
Term of office and length of time served[2]	Since 1998
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

28	Legg Mason Capital Management Growth Trust, Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors[1] cont’d

Arthur S. Mehlman

Year of birth	1942
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Director during past five years	Director of Municipal Mortgage & Equity, LLC.

G. Peter O’Brien

Year of birth	1945
Position with Fund	Director
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Director during past five years	Director of Technology Investment Capital Corp.

S. Ford Rowan

Year of birth	1943
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None

Robert M. Tarola

Year of birth	1950
Position with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Legg Mason Capital Management Growth Trust, Inc.	29

Interested Directors[3]

Mark R. Fetting

Year of birth	1954
Position with Fund	Chairman and Director
Term of office and length of time served[2]	Director since 2002 and Chairman since 2008
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Director	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Director during past five years	None

David R. Odenath

Year of birth	1957
Position with Fund	President and Director
Term of office and length of time served[2]	Since 2008
Principal occupation(s) during past five years	Senior Executive Vice President of Legg Mason, Inc. and President of Legg Mason Funds since 2008; formerly: President of Prudential Annuities (2002 to 2008); Executive Vice President (2003 to 2008) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (2003 to 2008) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (2003 to 2008) of American Skandia Marketing, Inc.; President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999 to 2003) of Prudential Investments; Senior Vice President (1999 to 2008) of Prudential Financial, Inc.; Senior Vice President (1993 to 1999) of PaineWebber Group, Inc. (investment banking).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Executive Officers

R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue, New York NY 10018

Year of birth	1951
Position(s) with Fund	Vice President
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Fund	Chief Financial Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

30	Legg Mason Capital Management Growth Trust, Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Executive Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1974
Position(s) with Fund	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. (since 2007); Treasurer of certain mutual funds associated with LMPFA (since 2010); Assistant Controller of certain mutual funds associated with LMPFA (prior to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Directors Committee (chair: Arnold L. Lehman).

[2]

Officers of the Fund are elected to serve until their successors are elected and qualified. Directors of the Fund serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the Investment Company Act of 1940, as amended (the “1940 Act”).

[3]

Mr. Fetting and Mr. Odenath are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

Legg Mason Capital Management

Growth Trust, Inc.

Directors

Mark R. Fetting

Chairman

David R. Odenath

President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

Legg Mason Capital Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer and shareholder servicing agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Growth Trust, Inc.

Legg Mason Capital Management Growth Trust, Inc.

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Growth Trust, Inc. This report is not authorized for distribution to prospective investors in the Legg Mason Capital Management Growth Trust, Inc. unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-222/A (12/10) SR10-1263

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2009 and October 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $12,460 in 2009 and $21,486 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Capital Management Growth Trust, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Capital Management Growth Trust, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,500 in 2009 and $3,500 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Capital Management Growth Trust, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Capital Management Growth Trust, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Capital Management Growth Trust, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Capital Management Growth Trust, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Capital Management Growth Trust, Inc. during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Capital Management Growth Trust, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Capital Management Growth Trust, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Capital Management Growth Trust, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Principal Executive Officer Legg Mason Capital Management Growth Trust, Inc.

Date: December 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Principal Executive Officer Legg Mason Capital Management Growth Trust, Inc.

Date: December 22, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Capital Management Growth Trust, Inc.

Date: December 22, 2010